THIRD AMENDMENT
TO THE
PNM RESOURCES, INC.
2020 LONG-TERM INCENTIVE PLAN
The 2020 Long-Term Incentive Plan (the “Plan”) was adopted pursuant to the PNM Resources, Inc. 2014 Performance Equity Plan (the “PEP”). The Plan has been amended on two previous occasions. By this instrument, the Company desires to amend the Plan as set forth below.
1.This Third Amendment shall be effective as of the date executed below.
2.The first bullet point (out of 3 bullet points in the Section) under the “Introduction” Section of the Plan is hereby amended and restated in its entirety to read as follows:
The 2020 Long-Term Incentive Plan (the “Plan” or the “2020 Plan”) provides eligible Officers of PNM Resources, Inc. (the “Company” or “PNMR”) with the opportunity to earn Performance Share Awards (70% of the total opportunity) and time-vested Restricted Stock Rights Awards (30% of the total opportunity). For purposes of the Plan, “Officer” means any Officer of the Company who: (1) has the title of Chief Executive Officer, Executive Vice President, Senior Vice President, Vice President or higher; and (2) who is in salary grade H18 or higher.
3.Attachment B to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
4.Attachment C to the Plan is hereby amended and restated to read as attached as Exhibit 2 hereto.
5.This Third Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this Third Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Third Amendment.
IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed by its duly authorized representative on this 7th day of July, 2022.
PNM RESOURCES, INC.

/s/ Patrick V. Apodaca

4867-7747-9199.3

Patrick V. Apodaca
SVP and General Counsel

4867-7747-9199.3

Exhibit 1

ATTACHMENT B
Performance Share Award Opportunity Table

Officer Level	Threshold Award	Target Award	Maximum Award
CEO	Performance Shares = 101.5% of base salary	Performance Shares = 203% of base salary	Performance Shares = 406% of base salary
President and COO	Performance Shares = 57.75% of base salary	Performance Shares = 115.5% of base salary	Performance Shares = 231% of base salary
EVP	Performance Shares = 52.5% of base salary	Performance Shares = 105% of base salary	Performance Shares = 210% of base salary
SVP	Performance Shares = 29.75% of base salary	Performance Shares = 59.5% of base salary	Performance Shares = 119% of base salary
VP	Performance Shares = 17.5% of base salary	Performance Shares = 35% of base salary	Performance Shares = 70% of base salary

4867-7747-9199.3

Exhibit 2

ATTACHMENT C
Time-Vested Restricted Stock Rights Award Opportunity Table

Officer Level	Award
CEO	Restricted Stock Rights = 87% of base salary
President & COO	Restricted Stock Rights = 49.50% of base salary
EVP	Restricted Stock Rights = 45% of base salary
SVP	Restricted Stock Rights = 25.5% of base salary
VP	Restricted Stock Rights = 15% of base salary

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